Holobeam, Inc.
                          Form 10K
                      September 30, 2005
                          Exhibit B
                        Certification


      Certification pursuant to 18 U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     In connection with the Annual Report of Holobeam, Inc. (The Registrant) on Form 10K/A for the fiscal year ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Melvin S. Cook, Chairman and
President of the Registrant, certify pursuant to 18 U.S.C., Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1)	The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
And


     (2)	The information contained in the Report fairly
presents, in all respects, the financial condition and results of operations of the Registrant.






/s/ Melvin S. Cook
MELVIN S. COOK
CHAIRMAN AND PRESIDENT
May 12, 2006



                       Holobeam, Inc.
                         Form 10K
                    September 30, 2005
                         Exhibit B
                       Certification


     Certification pursuant to 18 U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     In connection with the Annual Report of Holobeam, Inc. (The Registrant) on Form 10K/A for the fiscal year ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Beverly Cook, Treasurer of the Registrant, certify pursuant to 18 U.S.C., Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1)	The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
And


     (2)	The information contained in the Report fairly
presents, in all respects, the financial condition and results of operations of the Registrant.





/s/ Beverly Cook
BEVERLY COOK
TREASURER
May 12, 2006